UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 30, 2020 (January 29, 2020)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.875% Series B Cumulative Redeemable	ARR-PRB	New York Stock Exchange
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 29, 2020, ARMOUR Residential REIT, Inc. (the “Company”) and ARMOUR Capital Management LP (the “Manager”), the external manager of the Company, entered into an Equity Sales Agreement (the “Sales Agreement”) with B. Riley FBR, Inc. (“B. Riley”) and BUCKLER Securities LLC (“BUCKLER”), a member of the Financial Industry Regulatory Authority that is controlled by the Manager and the Company’s executive officers, as sales agent or principal (together, the “Agents’), pursuant to which the Company may offer and sell, over a period of time and from time to time, through or to the Agents, up to 6,550,000 shares (the “Shares”) of the Company’s 7.00% Series C Cumulative Redeemable Preferred Stock ($25.00 liquidation preference per share), $0.001 par value (the “Series C Preferred Stock”).

Sales of the Series C Preferred Stock, if any, under the Sales Agreement may be made by means of transactions that are deemed to be an “at the market offering” (“ATM Offering”), as defined in Rule 415 under the Securities Act of 1933, as amended. Neither the Company nor the Agents have an obligation to sell any of the Series C Preferred Stock in the ATM Offering, and either party may at any time suspend solicitation and offers under the Sales Agreement or terminate the Sales Agreement. The Company intends to use the proceeds from sales, if any, as a portion of the funds used to redeem 100% of the Company’s outstanding 7.875% Series B Cumulative Redeemable Preferred Stock ($25.00 liquidation preference per share) or to acquire additional target assets in accordance with its objectives and strategies and for general corporate purposes.

The Series C Preferred Stock to be sold in the ATM Offering will be issued pursuant to a prospectus, dated April 26, 2018 (the “Base Prospectus”), and a prospectus supplement dated January 29, 2020 and filed with the Securities and Exchange Commission (the “SEC”) on January 30, 2020, in connection with the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-224469). Sales of the Company’s Series C Preferred Stock through the Agents, if any, will be made in amounts and at times to be determined by the Company from time to time, but neither the Company nor the Agents have an obligation to sell any of the Shares in the ATM Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s Series C Preferred Stock and determinations by the Company of the appropriate sources of funding for the Company. Under the Sales Agreement, the Agents have agreed to use commercially reasonable efforts, consistent with their normal sales and trading practice, and on the terms and subject to the conditions of the Sales Agreement, to sell the Series C Preferred Stock offered on terms agreed by the Agents and the Company. The Sales Agreement provides that the Agents will be entitled to compensation of up to 2.0% of the gross sales price per share for any of the Series C Preferred Stock sold under the Sales Agreement.

The Sales Agreement contains customary representations, warranties and agreements of the Company and the Manager and customary conditions to completing future sale transactions, indemnification rights and obligations of the parties and termination provisions.

The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Sales Agreement and the transactions contemplated thereby is qualified in its entirety by reference to Exhibit 1.1.

As previously reported in the Company’s Current Report on Form 8-K, filed with the SEC on January 28, 2020 (the “January 28, 2020 Form 8-K”), the Company filed Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland to designate 10,000,000 shares of the Company’s authorized preferred stock, par value $0.001 per share, as shares of Series C Preferred Stock, which includes the Shares. The Articles Supplementary became effective on January 28, 2020. A copy of the Articles Supplementary previously filed with the SEC is included herein as Exhibit 3.1 and is incorporated herein by reference. The description of the material terms and conditions of the Series C Preferred Stock described in the January 28, 2020 Form 8-K is incorporated herein and is qualified in its entirety by reference to Exhibit 3.1.

The Company is also filing this Current Report on Form 8-K to provide legal opinions regarding the validity of the Shares to be issued and sold in the ATM Offering and the shares of common stock of the Company, $0.001 par value (the “Common Stock”), issuable upon conversion of the Shares in accordance with the terms of the Articles Supplementary, and regarding certain tax matters with respect to the Company and the Shares to be issued in the ATM Offering, which opinions are attached hereto as Exhibits 5.1 and 8.1, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Equity Sales Agreement, dated January 29, 2020, among ARMOUR Residential REIT, Inc., ARMOUR Capital Management LP, B. Riley FBR, Inc. and BUCKLER Securities LLC. ¬
3.1
Articles Supplementary of 7.00% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.11 to the Registration Statement on Form 8-A (Reg. No. 001-34766) of ARMOUR Residential REIT, Inc., filed with the Securities and Exchange Commission on January 28, 2020.

5.1	Opinion of Holland & Knight LLP regarding the validity of shares of capital stock. ¬
8.1	Opinion of Mayer Brown LLP regarding certain tax matters. ¬
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
_______________________
¬    Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2020

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Gordon M. Harper
Name:	Gordon M. Harper
Title:	VP Finance and Controller